UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2010
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma (Address of principal executive offices)	74172-0172 (Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 17, 2010, Williams Partners L.P. (the Partnership) consummated the dropdown transaction (the Dropdown) pursuant to a Contribution Agreement among the Partnership, The Williams Companies, Inc. (Williams), and certain subsidiaries of Williams, specifically Williams Gas Pipeline Company, LLC (WGP), Williams Energy Services, LLC (WES), WGP Gulfstream Pipeline Company, L.L.C. (WGPGPC), Williams Partners GP LLC (the General Partner, and together with WGP, WES, and WGPGPC, the Contributing Parties), and Williams Partners Operating LLC, the operating subsidiary of the Partnership (the Operating Company, and together with the Partnership, the Partnership Parties).
     Pursuant to the Contribution Agreement, the Contributing Parties contributed to the Partnership the ownership interests in the entities that made up Williams’ Gas Pipeline and Midstream Gas & Liquids businesses (including its limited and general partner interests in Williams Pipeline Partners L.P., a publicly traded Delaware master limited partnership (WMZ), but excluding its Canadian, Venezuelan and olefins operations, and a 25.5% interest in Gulfstream Natural Gas System, L.L.C.), to the extent not already owned by the Partnership and its subsidiaries (the Contributed Entities).
     A more detailed description of the material terms of the Contribution Agreement was included in the Partnership’s Current Report on Form 8-K filed on January 19, 2010.
     Because the Contributed Entities were affiliates of Williams at the time of the acquisition, the transaction was between entities under common control and has been accounted for at historical cost. On May 5, 2010, we filed our post-combination results in our Quarterly Report on Form 10-Q and are now providing our audited consolidated financial statements and notes which recast the Partnership’s historical consolidated financial statements and notes to reflect the combined historical results for all periods presented. These audited consolidated financial statements and notes supercede the supplemental financial statements and notes filed in the Partnership’s Current Report on Form 8-K filed on April 20, 2010. The Partnership’s audited consolidated financial statements and notes are filed as Exhibit 99.1 hereto and are incorporated by reference.
     The Computation of Ratio of Earnings to Fixed Charges and Quarterly Financial Data from the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the Partnership’s 2009 Form 10-K), have been retrospectively adjusted to reflect the consolidation of the historical results of the Contributed Entities throughout the periods presented, and are filed as Exhibit 12 and included in Exhibit 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
     We have not otherwise updated for activities or events occurring after the date these items were originally presented.
     This Current Report on Form 8-K should be read in conjunction with our 2009 Form 10-K, March 31, 2010 Form 10-Q, and our other Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits
     (a) None
     (b) None
     (c) None
     (d) Exhibits.

Exhibit No.	Description

12	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Audited consolidated financial statements and notes of Williams Partners L.P. and Quarterly Financial Data (Part II, Item 8 of our 2009 Form 10-K).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.
By:	Williams Partners GP LLC,
its General Partner
Date: May 12, 2010

By:	/s/ Ted T. Timmermans
Ted T. Timmermans
Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description

12	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Audited consolidated financial statements and notes of Williams Partners L.P. and Quarterly Financial Data (Part II, Item 8 of our 2009 Form 10-K).